SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X| Preliminary Proxy Statement            |_| Confidential, for Use of the Com-
                                                  mission Only (as permitted by
                                                               Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

_________________________________ GMO TRUST ___________________________________
                (Name of Registrant as Specified in Its Charter)

_________________________________ GMO TRUST ___________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
    (i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5) Total fee paid:
________________________________________________________________________________
|_| Fee paid previously with preliminary materials.
________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3) Filing Party:
________________________________________________________________________________
(4) Date Filed:
________________________________________________________________________________

                                    GMO TRUST

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110



                               _________ __, 1996




Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of GMO Trust, which will be held on ________ __, 1996 at _____, Boston time, on the 5th floor of 40 Rowes Wharf, Boston, Massachusetts.

         THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH FUND OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

         Although we would like very much to have each shareholder attend the Special Meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

         Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

         We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                              By order of the Board of Trustees,



                                              William R. Royer
                                              Clerk

                                    GMO TRUST

                                  GMO CORE FUND
                           GMO TOBACCO-FREE CORE FUND
                            GMO VALUE ALLOCATION FUND
                           GMO GROWTH ALLOCATION FUND
                         GMO U.S. SECTOR ALLOCATION FUND
                          GMO CORE II SECONDARIES FUND
                           GMO FUNDAMENTAL VALUE FUND
                           GMO INTERNATIONAL CORE FUND
                                GMO FOREIGN FUND
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
                     GMO INTERNATIONAL SMALL COMPANIES FUND
                                 GMO JAPAN FUND
                            GMO EMERGING MARKETS FUND
                          GMO GLOBAL HEDGED EQUITY FUND
                             GMO DOMESTIC BOND FUND
                           GMO SHORT-TERM INCOME FUND
                           GMO INTERNATIONAL BOND FUND
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
                              GMO GLOBAL BOND FUND
                         GMO EMERGING COUNTRY DEBT FUND
                       GMO CORE EMERGING COUNTRY DEBT FUND
                                THE PELICAN FUND

                                 40 ROWES WHARF
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To The Shareholders of GMO Trust:

         A Special Meeting of Shareholders (the "Special Meeting") of GMO Trust (the "Trust") will be held on _______ __, 1996 at ______, Boston time, on the 5th floor of 40 Rowes Wharf, Boston, Massachusetts, for the following purposes:

         1. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST)To elect the Board of Trustees, as described in Part I of the accompanying Proxy Statement.

         2. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST) To make non-fundamental the investment restriction with respect to invest-ment in other investment companies, as described in PartII of the accompanying Proxy Statement.

         3. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST, EXCEPT THE GLOBAL BOND FUND, THE INTERNATIONAL BOND FUND, THE DOMESTIC BOND FUND, THE CURRENCY HEDGED INTERNATIONAL BOND FUND, THE CURRENCY HEDGED INTERNATIONAL CORE FUND, THE FOREIGN FUND, THE GLOBAL HEDGED EQUITY FUND, THE EMERGING COUNTRY DEBT FUND, THE CORE EMERGING COUNTRY DEBT FUND AND THE PELICAN FUND) To eliminate the fundamental investment restriction with respect to restricted securities, illiquid securities and repurchase agreements, as described in Part III of the accompanying Proxy Statement.

         4. (WITH RESPECT TO ALL THE FUNDS OF THE TRUST) To amend the fundamental investment restriction relating to borrowing money to increase borrowing limits and to clarify the permissibility of the use of reverse repurchase agreements, dollar rolls and similar investment techniques, as described in Part IV of the accompanying Proxy Statement.

         5. (WITH ALL FUNDS OF THE TRUST OTHER THAN THE PELICAN FUND) To make non- fundamental the investment restriction relating to pledging, hypothecating, mortgaging or otherwise encumbering assets, as described in Part V of the accompanying Proxy Statement.

         6. (WITH RESPECT TO THE CORE FUND, THE TOBACCO-FREE CORE FUND, THE CORE II SECONDARIES FUND, THE FUNDAMENTAL VALUE FUND, THE INTERNATIONAL CORE FUND, THE INTERNATIONAL SMALL COMPANIES FUND, THE PELICAN FUND, THE JAPAN FUND AND THE CURRENCY HEDGED INTERNATIONAL CORE FUND) to make non-fundamental the investment restriction relating to investments in any one issuer, as described in Part VI of the accompanying Proxy Statement.

         7. To consider such other matters as may properly come before the Special Meeting.

                                               By order of the Board of Trustees



                                               William R. Royer
                                               Clerk

__________ ___, 1996

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN
THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE SPECIAL
MEETING.

                                    GMO TRUST

                                  GMO CORE FUND
                           GMO TOBACCO-FREE CORE FUND
                            GMO VALUE ALLOCATION FUND
                           GMO GROWTH ALLOCATION FUND
                         GMO U.S. SECTOR ALLOCATION FUND
                          GMO CORE II SECONDARIES FUND
                           GMO FUNDAMENTAL VALUE FUND
                           GMO INTERNATIONAL CORE FUND
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
                                GMO FOREIGN FUND
                     GMO INTERNATIONAL SMALL COMPANIES FUND
                                 GMO JAPAN FUND
                            GMO EMERGING MARKETS FUND
                          GMO GLOBAL HEDGED EQUITY FUND
                             GMO DOMESTIC BOND FUND
                           GMO SHORT-TERM INCOME FUND
                           GMO INTERNATIONAL BOND FUND
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
                              GMO GLOBAL BOND FUND
                         GMO EMERGING COUNTRY DEBT FUND
                       GMO CORE EMERGING COUNTRY DEBT FUND
                                THE PELICAN FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110


                                 PROXY STATEMENT


         THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF GMO TRUST (THE "TRUST") for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on _______ ___, 1996, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on ______ ___, 1996 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about _______ ___, 1996.

         The Trust is currently offering twenty-two series of shares: GMO Core Fund, GMO Tobacco-Free Core Fund, GMO Value Allocation Fund, GMO Growth Allocation Fund, GMO

U.S. Sector Allocation Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Short- Term Income Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Core Emerging Country Debt Fund and the Pelican Fund (each a "Fund" and, collectively, the "Funds").

         A copy of the Annual Report of the Trust for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY OF ITS SHAREHOLDERS UPON REQUEST, A COPY OF THE ANNUAL REPORT OF THE TRUST AND A COPY OF ITS SEMIANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED AUGUST 31, 1995. SUCH REQUESTS MAY BE DIRECTED TO GRANTHAM, MAYO, VAN OTTERLOO & CO., 40 ROWES WHARF, BOSTON, MA 02110, OR 1-800-________.

                    SUMMARY OF PROPOSALS AND FUNDS AFFECTED*


                                              II.  Proposal to     III.  Proposal   IV.  Proposal    V.Proposal to   VI.Proposal to
                                              Make Non-            to Eliminate     to Amend         Make Non-       Make Non-
                                              Fundamental          Fundamental      Fundamental      Fundamental     Fundamental the
                            I.  Proposal to   Investment           Investment       Investment       Investment      Fundamental
Fund                        Elect Trustees    Restriction on       Restriction      Restriction      Restriction     Investment
                                              Investment in        on               on Borrowing     Relating to     Restriction on
                                              Investment           Investment in    Money            Pledging or     Investments in
                                              Companies            Restricted                        Otherwise       any one
                                                                   Securities                        Encumbering     Issuer
                                                                                                     Assets
GMO Core Fund                       x                x                  x                 x               x                 x
GMO Tobacco-Free Core Fund          x                x                  x                 x               x                 x
GMO Value Allocation Fund           x                x                  x                 x               x
GMO Growth Allocation Fund          x                x                  x                 x               x
GMO U.S. Sector Allocation          x                x                  x                 x               x
Fund
GMO Core II Secondaries             x                x                  x                 x               x                 x
Fund
GMO Fundamental Value Fund          x                x                  x                 x               x                 x
GMO International Core Fund         x                x                  x                 x               x                 x
GMO Currency Hedged                 x                x                                    x               x                 x
International Core Fund
GMO Foreign Fund                    x                x                                    x               x
GMO International Small             x                x                  x                 x               x                 x
Companies Fund
GMO Japan Fund                      x                x                  x                 x               x                 x
GMO Emerging Markets Fund           x                x                  x                 x               x
GMO Global Hedged Equity            x                x                                    x               x
Fund
GMO Domestic Bond Fund              x                x                                    x               x
GMO Short-Term Income               x                x                  x                 x               x
Fund
GMO International Bond Fund         x                x                                    x               x
GMO Currency Hedged                 x                x                                    x               x
International Bond Fund
GMO Global Bond Fund                x                x                                    x               x
GMO Emerging Country Debt           x                x                                    x               x
Fund
GMO Core Emerging Country           x                x                                    x               x
Debt Fund
The Pelican Fund                    x                x                                    x                                 x

         *An"x" denotes that the Fund is affected by the proposal and solicited with respect to that proposal.

         All shareholders of record at the close of business on _________ __, 1996 are entitled to one vote for each share of the Trust held. As of that date, there were issued and outstanding the following shares of the Trust:

                                                                   Shares Issued
         Name of Fund                                            and Outstanding

GMO Core Fund
GMO Tobacco-Free Core Fund
GMO Value Allocation Fund
GMO Growth Allocation Fund
GMO U.S. Sector Allocation Fund
GMO Core II Secondaries Fund
GMO Fundamental Value Fund
GMO International Core Fund
GMO Currency Hedged  International  Core Fund
GMO Foreign Fund
GMO International  Small  Companies  Fund
GMO Japan  Fund
GMO Emerging  Markets  Fund
GMO Global  Hedged  Equity  Fund
GMO Domestic   Bond   Fund
GMO Short-Term   Income   Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging  Country Debt Fund
GMO Core Emerging Country Debt Fund
The Pelican Fund


         Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted FOR the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

         The costs of solicitation will initially be borne by the Trust. However, Grantham, Mayo, Van Otterloo & Co., the investment adviser for each Fund ("GMO") has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each

Fund until further notice to the extent that a Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Japan Fund, Emerging Markets Fund, Foreign Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Global Hedged
Equity Fund only, also excluding hedging transaction fees) would otherwise exceed a certain percentage of that Fund's daily net assets. As a result, the costs may in effect be borne by GMO. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by Officers and Trustees of the Trust and employees of GMO.

         As of February 29, 1996, those persons who are known to be the beneficial owners of more than five percent of the shares of any Fund of the Trust are:

                                      Amount and Nature
                 Name and Address     of Beneficial
Name of Fund   of Beneficial Owner    Ownership                 Percent of Fund







                             I. ELECTION OF TRUSTEES

         The Trustees have fixed the number of Trustees for election at three. The nominees for Trustees of the Trust who are proposed for election at the Special Meeting are R. Jeremy Grantham, Harvey R. Margolis and Jay O. Light. Their ages and a description of their principal occupations are set forth below. Mr. Light is not presently a Trustee of the Trust. Mr. Grantham and Mr. Margolis were elected by the shareholders on September 11, 1985. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated.

         The Trustees recommend the election of Mr. Light who is not an "interested person" of the Trust under the Investment Company Act of 1940 Act, as amended, (the "1940 Act"), in order to increase operational flexibility with respect to the Funds. The 1940 Act generally requires that no more than sixty percent (60%) of the trustees of a registered investment company may be interested persons of the investment company or its investment adviser. The Trust has operated under an exception that allows it to have a single trustee who is not an "interested person" of the Trust (hereinafter an "Independent Trustee"). The exception contains a number of requirements including (i) the requirement that each of the Funds may have only one class of shares, (ii) the requirement that investment advisory fees may not exceed 1% per annum and (iii) the requirement that the sum of any purchase premium plus any redemption fee for a Fund may not exceed 2%. Mr. Margolis is an Independent Trustee. If

Mr. Light is also elected, the Trust will have less than 60% interested Trustees and will no longer have to satisfy these requirements. It is presently contemplated that the Trust will issue multiple classes of securities. The Trustees may in the future adopt other changes permitted to an investment company not bound by the requirements imposed by the single independent trustee exemption.

         Furthermore, the election of Mr. Light will provide the Trust with a majority of Independent Trustees, a condition which may facilitate an application  for an exemption from the  fund-of-fund  restrictions of Section 12
(d)(1)(A) of the 1940 Act. See Proposal II "Investment Restrictions Relating to Investments in Investment Companies". The SEC has issued a notice that indicates that among the conditions necessary for the granting of such an exemption is a majority of Independent Trustees.

         The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than three.

         REQUIRED VOTE. Pursuant to the Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. The election of trustees of the Trust will be by a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy.

      TRUSTEES' RECOMMENDATION.  The Trustees recommend a vote FOR each nominee.


                        TRUSTEES AND OFFICERS INFORMATION

         In addition to Mr. Grantham, the other officers of the Trust are Eyk Van Otterloo, Richard Mayo, Kingsley Durant, Susan Randall Harbert and William
R. Royer. Mr. Grantham serves as President-Domestic Quantitative. Mr. Van Otterloo is presently a Trustee of the Trust and serves as President-International of the Trust. Mr. Mayo serves as President - Domestic Active of the Trust. Mr. Durant serves as Vice President, Treasurer and Secretary of the Trust. Ms. Harbert serves as Secretary and Assistant Treasurer of the Trust. Mr. Royer serves as Clerk of the Trust. Mr. Grantham, Mr. Van Otterloo, Mr. Mayo, Mr. Durant and Ms. Harbert are Partners of GMO.



Trustee, Nominee                    Year First Served         Experience for
or Officer                   Age    as Trustee or Officer     Last Five Years


R. Jeremy Grantham*                                           President - Domestic Quantitative and Trustee of the
                                                              Trust.  Chairman of Trustees.  Partner, Grantham,
                                                              Mayo, Van Otterloo & Co.

Harvey R. Margolis                                            Trustee of the Trust.  Mathematics Professor,
                                                              Boston College.                    .

Jay O. Light                                                  Professor of Business Administration, Harvard
                                                              University. Senior Associate Dean, Harvard
                                                              University (1988-1992). Trustee, Executive
                                                              Committee, Finance Committee, TIAA/CREF.
                                                              Director, Finance Committee, Harvard Management
                                                              Company. Trustee, Finance Committee, Investment
                                                              Committee (Chairman), Brigham & Women's
                                                              Hospital. Director, United Asset Management.
                                                              Investment Committee (Chairman), Private School.
                                                              Director, Private Family Holding Company.
                                                              Consultant to Investment Management Firms,
                                                              Endowments and Pension Plan sponsors.

Eyk Van Otterloo*                                             President - International and Trustee of the Trust.
                                                              Partner, Grantham, Mayo, Van Otterloo & Co.

Richard Mayo*                                                 President - Domestic Active of the Trust.  Partner,
                                                              Grantham, Mayo, Van Otterloo & Co.

Kingsley Durant*                                              Vice President, Treasurer and Secretary of the
                                                              Trust.  Clerk of the Trust (until May, 1995).
                                                              Partner, Grantham, Mayo, Van Otterloo & Co.

Susan Randall Harbert*              1995                      Secretary and Assistant Treasurer of the Trust.
                                                              Partner and Manager of Fund Administration,
                                                              Grantham, Mayo, Van Otterloo & Co.

William R. Royer*                   1995                      Clerk of the Trust. General Legal Counsel,
                                                              Grantham, Mayo, Van Otterloo & Co. Associate,
                                                              Ropes & Gray (September, 1992 - January, 1995).

--------------------

*Deemed to be "Interested persons" (as defined in the 1940 Act) of the Trust and GMO.

-----------------

               SHARE OWNERSHIP BY TRUSTEES, NOMINEES AND OFFICERS*



                                       Amount and Nature
                                       of Beneficial
Name of Fund   Beneficial Owner        Ownership            Percent of Fund




------------------

*As of February 29, 1996. With respect to all of these shares, the Trustees, nominees, and officers individually have sole investment power and sole voting power.

-----------------


         MEETINGS OF THE BOARD. The Board of Trustees met three times during the fiscal year ended February 29, 1996. None of the Trustees attended less than 75% of the meetings.

         The Trust does not have any audit, nominating, or compensation committees.

         COMPENSATION AND INDEMNIFICATION. Each Independent Trustee of the Trust receives an annual fee of $40,000 for serving as a Trustee. Mr. Margolis is currently the only Trustee who is an Independent Trustee, and thus the only Trustee compensated directly by the Trust. No other Trustee receives any direct compensation from the Trust or any series thereof.

         The Amended By-Laws of the Trust provide that the Trust will indemnify its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                             MANAGEMENT OF THE TRUST

         GRANTHAM, MAYO, VAN OTTERLOO & CO. Each Fund is advised and managed by GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 which provides investment advisory services to a substantial number of institutional and other investors. Each of the following four general partners holds a greater than 5% interest in
GMO: R. Jeremy Grantham, Richard A. Mayo, Eyk Van Otterloo and Kingsley Durant. As discussed above, each of those individuals serves as an Officer of the Trust. Mr. Grantham and Mr. Van Otterloo currently serve as Trustees of the Trust, and Mr. Grantham is a nominee for election as a Trustee.

         The Manager has entered into a Consulting Agreement (the "Consulting Agreement") with Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 (the "Consultant") with respect to the management of the portfolio of the Emerging Markets Fund. The Consultant is wholly-owned by Mr. Arjun Divecha. Under the Consulting Agreement, the Manager pays the Consultant a monthly fee at an annual rate equal to the greater of 0.50% of the Fund's average daily net assets or $500,000. The Consultant may from time to time waive all or a portion of its fee. Payments made by the Manger to the Consultant will not affect the amounts payable by the Fund to the manager or the Fund's expense ratio.

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts has been selected by the Trustees as the auditor of the Trust for the current fiscal year. If requested in writing by any shareholder at least five days prior to the meeting, a representative of Price Waterhouse will attend the meeting with the opportunity to make a statement if desired and to respond to appropriate questions.


                     II. INVESTMENT RESTRICTION RELATING TO
                       INVESTMENTS IN INVESTMENT COMPANIES

          The Trustees recommend that the fundamental investment restrictions of the Funds which relate to investment in securities of other registered investment companies be changed to a uniform non-fundamental investment restriction which permits greater flexibility with respect to investment in other investment companies. The Pelican Fund currently has a fundamental investment restriction that prohibits the Fund from investing in the securities of other open-end investment companies, except as part of a plan of merger or consolidation. All of the other Funds of the Trust currently have a fundamental investment restriction that prohibits investment in securities of other investment companies (not including foreign banks or their agents or subsidiaries), except by purchase in the open market involving only customary brokers' commissions. Shareholder approval is required to amend or eliminate a fundamental restriction.

         New investment vehicles sometimes arise that would be attractive investments for each Fund but that may technically be registered investment companies (as defined in the 1940 Act) and therefore be prohibited by these investment restrictions. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays its service provider. However, even though these securities may involve the duplication of some fees and expenses, they can provide attractive investment opportunities that, except for the restriction noted above, would be consistent with the Fund's investment objective and policy. To permit maximum flexibility to take advantage of future investment opportunities, the Trustees recommend that each Fund's fundamental investment restriction with respect to investments in investment companies be eliminated.

         If shareholders of a Fund approve the elimination of the current restriction, the Trustees intend to adopt a more flexible non-fundamental investment restriction for that Fund. The new restriction would prohibit investment in the securities of other registered open-end investment companies, except by purchase in the open market including only customary brokers' commissions, and except as they may be acquired as part of a merger or consolidation or acquisition of assets. For the purposes of this restriction, foreign banks or their agents or subsidiaries would not be considered investment companies. Such a non-fundamental restriction could be amended or eliminated by the Trustees without a shareholder vote.

         If the proposal were approved with respect to a Fund, absent an exemption, the Fund would still be subject to Section 12(d)(1) of the 1940 Act, which provides that a registered investment company may not acquire any security issued by any other investment company if such purchase results in the registered investment company owning (a) more than three percent (3%) of the total voting stock of the acquired company; (b) securities of the acquired company having a value of more than five percent (5%) of the assets of the acquired company; or (c) securities issued by the acquired company and all other investment companies having an aggregate value in excess of ten percent (10%) of the value of the total assets of the acquiring company. The Trust and GMO have filed an application seeking exemption from Section 12(d)(1)(A) to the extent necessary to permit GMO "funds-of-funds." There can be no assurance that such exemptive relief will be granted.

         REQUIRED VOTE. A Fund's fundamental investment restriction with respect to investment in other investment companies will be eliminated and the non-fundamental restriction will be implemented only if the proposal is approved by a "majority of the outstanding voting securities" of the Fund, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in person or by proxy.

         TRUSTEES' RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders of a Fund do not approve the proposal, the fundamental investment restriction of that Fund with respect to investments in investment companies will remain unchanged.


                     III. INVESTMENT RESTRICTION RELATING TO
                       ILLIQUID AND RESTRICTED SECURITIES
                            AND REPURCHASE AGREEMENTS

         The Trustees recommend that the Trust's fundamental investment restriction with respect to restricted and illiquid securities and repurchase agreements, which currently applies to all Funds other than the Global Bond Fund, International Bond Fund, the Domestic Bond Fund, the Currency Hedged International Bond Fund, the Currency Hedged International Core Fund, the Foreign Fund, the Global Hedged Equity Fund, the Emerging Country Debt Fund, the Core Emerging Country Debt Fund, and The Pelican Fund, be eliminated to permit the Trustees greater flexibility to respond to developments in the securities markets and to recent changes in SEC rules and positions that give mutual funds greater freedom to invest in restricted and illiquid securities.

         The Trust's current fundamental investment restriction prohibits those Funds to which it applies from investing more than 10% of its total assets in
(a) securities which at the time of such investment are not readily  marketable,
(b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days.

         The Securities and Exchange Commission ("SEC") has long taken the position that an open-end investment company should limit its investments in illiquid securities because such securities may present problems of accurate valuation and because it is possible that the investment company would have difficulty satisfying the redemption of its shares within seven days. The staff has also stated its view that repurchase agreements maturing in more than seven days are illiquid. Until recently, it has been the SEC's position that an open-end investment company should not invest more than 10% of its assets in illiquid securities. In March 1992 the SEC revised its position to permit an open-end investment company to invest up to 15% of its assets in illiquid securities. In general, illiquid securities have included restricted securities and those securities for which there is no readily available market.

         In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has also adopted Rule 144A, which is designed to facilitate efficient trading of restricted securities among institutional investors. Rule 144A allows for a broad institutional trading market for restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations of investment companies if the trustees of the investment company determine that the securities are, in fact, liquid. The Trustees of the Trust have delegated to GMO the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain general oversight and be ultimately responsible for the determinations.

         As the  securities  markets  evolve  and new types of  instruments  are developed,  GMO  believes  that  the  Trust's  present  restriction  may  become overbroad and unnecessarily restrictive. The fact that a security may be restricted will not necessarily adversely affect either the liquidity of such investment or the ability of the Trust to determine the value of such investment. As institutional markets develop, the Trust could be unnecessarily constrained by its current investment restriction if the institutional restricted securities markets provided both readily ascertainable values for restricted securities and the ability to reduce an investment to cash in order to satisfy Fund share redemption orders on a timely basis.

         In order to be able to take advantage of these regulatory initiatives and the increasingly liquid institutional trading markets for restricted securities, the Trustees recommend that the Trust's fundamental investment restriction limiting each Fund's investment to 10% of its total assets in restricted and illiquid securities and repurchase agreements be eliminated. If shareholders approve the proposed elimination of the fundamental restriction, the Trust intends to adopt a non-fundamental policy that will enable a Fund to invest up to 15% of its total assets in illiquid securities, or such lower percentage permitted by the states in which shares are registered for sale. Such a non-fundamental investment restriction could be amended or eliminated by the Trustees without a shareholder vote.

         As of this date, most state restrictions limit investment in illiquid securities to 15% of total assets. Certain state securities laws may limit the ability of the Trust to invest more than 10% of total assets in restricted securities, including restricted securities that are readily marketable. On the date of this proxy statement, the securities thought to be included in the 15% limit on investment in illiquid securities are restricted securities under the federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Rule 144A are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities. If the proposed amendment is approved, this investment practice could have the effect of increasing the level of illiquidity of the Trust's portfolio securities to the extent that institutional investors become uninterested, for a time, in purchasing these restricted securities.

         REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

         TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.

             IV. INVESTMENT RESTRICTION RELATING TO BORROWING MONEY

         The Trustees of the Trust recommend that shareholders of each Fund approve an amendment to the fundamental investment restriction relating to borrowing which would provide each of these Funds with greater flexibility in borrowing money by increasing borrowing limits and clarifying each such Fund's ability to employ reverse repurchase agreements, dollar rolls, and other similar leveraging techniques. The current fundamental investment restriction of each of these Funds with regard to borrowing money prevents each of them from borrowing in excess of 10% of their respective total asset values, and then only from banks and only as a temporary measure to meet shareholder redemption requests or other emergencies.

         The proposed amendment would authorize the Funds to borrow money from banks and allow them to enter such transactions as reverse repurchase agreements, dollar rolls and other similar investment techniques (which are deemed to be "borrowings" under current interpretations of the 1940 Act since they involve the sale of securities coupled with an agreement to repurchase securities). Any such borrowings from banks would be subject to the asset coverage requirements of Section 18(f) of the 1940 Act. Section 18(f) of the 1940 Act requires that after the transaction, net assets (including the amount borrowed) of the Fund would exceed all liabilities and indebtedness by 300%. To the extent that a Fund enters into reverse repurchase agreements, dollar rolls and other similar investment techniques, it will be required to establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of these transactions. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share.

         If the proposal is approved, the new investment restriction will make it clear that each Fund will be authorized to enter into dollar rolls and reverse repurchase agreements. A dollar roll is a transaction in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgaged-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund would forego principal and interest paid during the roll period on the securities sold in a dollar roll, but would be compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income.

         Reverse repurchase agreements are transactions in which a Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining cash.

         Dollar rolls and reverse repurchase agreements involve the risk that the market value of the securities that the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         The Funds would also be authorized to borrow an additional 5% of total assets from a bank or other lender without regard to the foregoing asset coverage limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests. A Fund would only exercise its borrowing authority when GMO believes that such borrowings will benefit the Fund, after taking into account considerations such as interest expense and possible gains or losses to the fund as a result of the transaction.

         Leveraging creates an opportunity for increased net income. To the extent the income from securities purchased with borrowings exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowings were not used. It also provides a Fund greater flexibility in purchasing securities as borrowing might allow it to purchase additional portfolio securities without having to immediately liquidate current holdings.

         At the same time, leveraging creates special risk considerations. For example, borrowing that enables a Fund to purchase additional portfolio securities may exaggerate changes in the value of the Fund's net assets and in the yield on the Fund's portfolio which would result in greater volatility of the Fund's net asset value. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the borrowing Fund which could, at times, exceed the income from the assets retained in which event the net income of the Fund would be less than if borrowings were not used. In such cases, the amount available for distribution to shareholders as dividends would be reduced. In addition, borrowing may result in higher volatility of the Fund's net asset value.

         Each Fund expects that some of its borrowings may be made on a secured basis, if GMO believes that the terms of such borrowings, taken as a whole, would benefit the borrowing Fund. In such situations, either the custodian of the Fund's assets will segregate the pledged assets for the benefit of the lender, or arrangements will be made with either (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable custodian.

         Although the new fundamental investment restriction proposed for the Funds would give them the maximum flexibility permitted under the 1940 Act, the operations of the Funds would still be subject to whatever additional non-fundamental policies are approved from time to time by the Trustees.

         REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

         TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.


         V. INVESTMENT RESTRICTION RELATING TO PLEDGING, HYPOTHECATING,
                    MORTGAGING, OTHERWISE ENCUMBERING ASSETS


         The Trustees recommend that the shareholders of each Fund other than the Pelican Fund approve a proposal to make non-fundamental the investment restriction relating to pledging, hypothecating, mortgaging or otherwise encumbering assets. The current fundamental restriction prohibits each Fund other than the Pelican Fund from pledging, hypothecating, mortgaging or otherwise encumbering its assets in excess of 10% of the Fund's total assets, and then only to secure borrowings. Under the current restriction, collateral arrangements with respect to the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and various margin are not included in the 10% limit since they are not deemed to be a pledge or other encumbrance of assets.

         This proposal would allow the Trustees to increase the ability of the Funds to pledge, mortgage, hypothecate or otherwise encumber assets and provide the Funds with greater flexibility in securing borrowings and entering collateral arrangements for swap agreements and other transactions. If this proposal is approved, the Trust intends to adopt a non- fundamental policy which would limit to 33-1/3% the percentage of assets of each Fund that could be pledged, hypothecated, mortgaged or otherwise encumbered. In addition to the collateral arrangements not considered to be a pledge or encumbrance of assets under the current policy, swap agreement collateral arrangements would not be deemed to be a pledge or other encumbrance of asset under the new non-fundamental policy.

         REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

         TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trust with respect to investments in restricted securities will remain unchanged.


               VI. INVESTMENT RESTRICTION RELATING TO INVESTMENTS
                                IN ANY ONE ISSUER

         The Trustees recommend that the fundamental investment restrictions of the Core Fund, the Tobacco-Free Core Fund, the Core II Secondaries Fund, the Fundamental Value Fund, the International Core Fund, the International Small Companies Fund, the Pelican Fund, the Japan Fund and the Currency Hedged International Core Fund (the "Affected Funds") which limit the size of investment in any single one issuer be made non-fundamental. Under the current fundamental restrictions, each of the Affected Funds (i) may not invest more than 5% of the relevant Fund's total assets in the securities of any one issuer, although 25% of the assets of each of the Affected Funds other than the Pelican Fund may be invested without regard to this restriction and (ii) with respect to all of its assets, may not own more than 10% of the outstanding voting securities of any single issuer.

         This proposal would provide the Trustees with the flexibility to allow an Affected Fund to hold more of each investment should GMO determine that it is desirable for such Fund to do so. This may be particularly useful in a situation where GMO feels particularly optimistic about a security and/or when market conditions are such that it is difficult to identify a large number of attractive investments. Of course, if the Trustees later change this investment policy to allow for proportionately larger investments in the securities of a single issuer with respect to any Funds, a Fund net asset value per share would be more affected by changes in the value of, and market, credit and business developments with respect to, that issuer. In addition, if a Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced and would possibly make meeting shareholder redemptions more difficult and/or prevent a Fund from obtaining fair market value for its securities when disposing of them. Moreover, the less diversified a Fund's investments, the more volatile its net asset value is likely to be.

         Allowing the Trustees to change this policy will be subject to the status of each of the Affected Funds, other than the GMO Japan Fund and the GMO Currency Hedged International Core Fund, as diversified investment companies under the 1940 Act. Under the 1940 Act, with respect to 75% of total assets of a diversified investment company, (i) no more than 5% of such assets may be invested in the securities of any one issuer and (ii) an investment in any single issuer may not represent more than 10% of that issuer's outstanding voting securities. Thus, for diversified investment companies, 25% of total assets would not be subject to either limitation. The GMO Japan Fund and GMO Currency Hedged International Core Fund are not diversified investment companies and are not subject to these limitations. However, as regulated investment companies, all of the Affected Funds, including the Japan Fund and the Currency Hedged International Core Fund, are subject to the limitations of Section 851(b) of the Internal Revenue Code. Pursuant to Section 851(b), at the end of each quarter of the taxable year, no more than 25% of total assets may be invested in the securities of any one issuer (other than Government securities or securities of other regulated investment companies) and with respect to 50% of total assets of a regulated investment company, (i) not more than 5% of such assets may be invested in the securities of any one issuer and (ii) not more than 10% of the voting securities of any one issuer may be acquired.

         REQUIRED VOTE. Approval of this proposal with respect to a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund voting separately, which for this purpose, as provided b the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the Fund's outstanding shares are present at the meeting in persons or by proxy.

         TRUSTEE'S RECOMMENDATION. The Trustees recommend a vote FOR the proposal. If shareholders do not approve the proposal, the fundamental investment restriction of the Trustee with respect to investments in restricted securities will remain unchanged.

                               VII. MISCELLANEOUS

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

         QUORUM AND METHODS OF TABULATION. Pursuant to the Agreement and Declaration of Trust, unless a larger quorum is required by law, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

         The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the other proposals, abstentions and broker non-votes have the effect of negative votes on the proposal.

         ADJOURNMENT. In the event that a quorum and/or sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned, as required by the Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. While the costs of any such additional solicitation and of any adjourned session will initially be borne by the Trust, because GMO has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding brokerage commissions, extraordinary expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Japan Fund, Emerging Markets Fund, Foreign Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Global Hedged Equity Fund only, also excluding hedging transaction fees) would otherwise exceed a certain percentage of that Fund's daily net assets, in effect such costs may be borne by GMO.


__________ ____, l996

                                   GMO TRUST
                                  GMO CORE FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                      Signature


                                      ------------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three           |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked             vote for all nominees
                     to the contrary below                 listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham      (B)  Harvey R. Margolis           (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE     FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.  INVESTMENT IN INVESTMENT COMPANIES           |_|         |_|           |_|

III. INVESTMENT IN RESTRICTED SECURITIES          |_|         |_|           |_|

IV.  BORROWING MONEY                              |_|         |_|           |_|

V.   PLEDGING OR OTHERWISE ENCUMBERING ASSETS     |_|         |_|           |_|

VI.  INVESTMENT IN A SINGLE ISSUER                |_|         |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO TOBACCO-FREE CORE FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Tobacco-Free Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                       -----------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES           nominees except as marked            vote for all nominees
                      to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham     (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|        |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES        |_|        |_|           |_|

IV.      BORROWING MONEY                            |_|        |_|           |_|
V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|        |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER              |_|        |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE       PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE       REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                            GMO VALUE ALLOCATION FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Value Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES           nominees except as marked            vote for all nominees
                      to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE        FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES          |_|       |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES         |_|       |_|           |_|

IV.      BORROWING MONEY                             |_|       |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS    |_|       |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE        PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE        REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO GROWTH ALLOCATION FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Growth Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                       -----------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_|  FOR electing the three        |_|  WITHHOLD AUTHORITY to
   TRUSTEES           nominees except as marked          vote for all nominees
                      to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE         FOR    AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES           |_|      |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES          |_|      |_|           |_|

IV.      BORROWING MONEY                              |_|      |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS     |_|      |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE         PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE         REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                         GMO U.S. SECTOR ALLOCATION FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO U.S. Sector Allocation Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                      Signature


                                      ------------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF    |_|  FOR electing the three        |_|  WITHHOLD AUTHORITY to
   TRUSTEES            nominees except as marked          vote for all nominees
                       to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE     FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES       |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES      |_|         |_|           |_|

IV.      BORROWING MONEY                          |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS |_|         |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                          GMO CORE II SECONDARIES FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Core II Secondaries Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                       -----------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham     (B)  Harvey R. Margolis           (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|         |_|         |_|

III.     INVESTMENT IN RESTRICTED SECURITIES        |_|         |_|         |_|

IV.      BORROWING MONEY                            |_|         |_|         |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|         |_|         |_|

VI.      INVESTMENT IN A SINGLE ISSUER              |_|         |_|         |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE       PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE       REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO FUNDAMENTAL VALUE FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Fundamental Value Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES       |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES      |_|         |_|           |_|

IV.      BORROWING MONEY                          |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER            |_|         |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO INTERNATIONAL CORE FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO International Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three           |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked             vote for all nominees
                     to the contrary below                 listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE     FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.    INVESTMENT IN INVESTMENT COMPANIES         |_|       |_|           |_|

III.   INVESTMENT IN RESTRICTED SECURITIES        |_|       |_|           |_|

IV.    BORROWING MONEY                            |_|       |_|           |_|
       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|       |_|           |_|

VI.    INVESTMENT IN A SINGLE ISSUER              |_|       |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Currency Hedged International Core Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                              Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF    |_| FOR electing the three         |_|  WITHHOLD AUTHORITY to
   TRUSTEES           nominees except as marked           vote for all nominees
                      to the contrary below               listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|         |_|         |_|

IV.      BORROWING MONEY                            |_|         |_|         |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|         |_|         |_|

VI.      INVESTMENT IN A SINGLE ISSUER              |_|         |_|         |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE        PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE        REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                                GMO FOREIGN FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Foreign Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV, AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF   |_|  FOR electing the three         |_|  WITHHOLD AUTHORITY to
    TRUSTEES           nominees except as marked           vote for all nominees
                       to the contrary below               listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE        FOR   AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|      |_|           |_|

IV.      BORROWING MONEY                            |_|      |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|      |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE       PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE       REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                     GMO INTERNATIONAL SMALL COMPANIES FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO International Small Companies Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                       -----------------------------------------
                                                      Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary                      listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES        |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES       |_|         |_|           |_|

IV.      BORROWING MONEY                           |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS  |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER             |_|         |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                                 GMO JAPAN FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Japan Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, V AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                             Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.ELECTION OF    |_| FOR electing the three         |_|  WITHHOLD AUTHORITY to
  TRUSTEES           nomineesexcept as marked            vote for all nominees
                     to the contrary below               listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham    (B)  Harvey R. Margolis          (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES       |_|         |_|           |_|

III.     INVESTMENT IN RESTRICTED SECURITIES      |_|         |_|           |_|

IV.      PLEDGING OR OTHERWISE BORROWING MONEY    |_|         |_|           |_|

V.       ENCUMBERING ASSETS                       |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER            |_|         |_|           |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                            GMO EMERGING MARKETS FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Emerging Markets Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV, AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE        FOR     AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES          |_|      |_|          |_|

III.     INVESTMENT IN RESTRICTED SECURITIES         |_|      |_|          |_|

IV.      BORROWING MONEY                             |_|      |_|          |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS    |_|      |_|          |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE         PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE         REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                          GMO GLOBAL HEDGED EQUITY FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Global Hedged Equity Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF    |_| FOR electing the three        |_|  WITHHOLD AUTHORITY to
    TRUSTEES           nominees except as marked          vote for all nominees
                       to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham    (B)  Harvey R. Margolis          (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|       |_|          |_|

IV.      BORROWING MONEY                            |_|       |_|          |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|       |_|          |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE       PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE       REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                             GMO DOMESTIC BOND FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Domestic Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                       -----------------------------------------
                                                        Signature


                                       -----------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF     |_| FOR electing the three       |_|  WITHHOLD AUTHORITY to
   TRUSTEES            nominees except as marked         vote for all nominees
                       to the contrary below             listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES        |_|       |_|           |_|

IV.      BORROWING MONEY                           |_|       |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS  |_|       |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO SHORT-TERM INCOME FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Short-Term Income Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, III, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF    |_| FOR electing the three        |_|  WITHHOLD AUTHORITY to
    TRUSTEES           nominees except as marked          vote for all nominees
                       to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|         |_|        |_|

III.     INVESTMENT IN RESTRICTED SECURITIES        |_|         |_|        |_|

IV.      BORROWING MONEY                            |_|         |_|        |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|         |_|        |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE     PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE     REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                           GMO INTERNATIONAL BOND FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO International Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                         Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                              Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_|  FOR electing the three        |_|  WITHHOLD AUTHORITY to
   TRUSTEES           nominees except as marked          vote for all nominees
                      to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham      (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES        |_|       |_|           |_|

IV.      BORROWING MONEY                           |_|       |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS  |_|       |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Currency Hedged Interantional Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF  |_|  FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham      (B)  Harvey R. Margolis         (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE     FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES       |_|         |_|           |_|

IV.      BORROWING MONEY                          |_|         |_|           |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS |_|         |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE     REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                         GMO EMERGING COUNTRY DEBT FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Emerging Country Debt Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                              Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_| FOR electing the three         |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nomineesexcept as marked            vote for all nominees
                     to the contrary below               listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham         (B)  Harvey R. Margolis       (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE       FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|       |_|         |_|

IV.      BORROWING MONEY                            |_|       |_|         |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|       |_|         |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                       GMO CORE EMERGING COUNTRY DEBT FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Core Emerging Country Debt Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                       Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF    |_|  FOR electing the three        |_|  WITHHOLD AUTHORITY to
   TRUSTEES            nominees except as marked          vote for all nominees
                       to the contrary below              listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham        (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE      FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES        |_|         |_|         |_|

IV.      BORROWING MONEY                           |_|         |_|         |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS  |_|         |_|         |_|

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE     PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE     REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                                THE PELICAN FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the The Pelican Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV, AND VI AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature

                                      ------------------------------------------
                                                Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I.  ELECTION OF   |_| FOR electing the three         |_|  WITHHOLD AUTHORITY to
    TRUSTEES          nominees except as marked           vote for all nominees
                      to the contrary below               listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham         (B)  Harvey R. Margolis        (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE    FOR      AGAINST     ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES      |_|         |_|           |_|

IV.      BORROWING MONEY                         |_|         |_|           |_|

VI.      INVESTMENT IN A SINGLE ISSUER           |_|         |_|           |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE      PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.

                                    GMO TRUST
                              GMO GLOBAL BOND FUND

             Proxy for a Meeting of Shareholders, _________ __, 1996


         The undersigned hereby appoints William R. Royer and Julie Perniola, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Meeting of Shareholders of GMO Trust on ___________ __, 1996 at [ ] Boston time and at any adjournments thereof, all of the shares of the GMO Global Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS II, IV AND V AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL I.


                                        PLEASE  SIGN  YOUR  NAME  EXACTLY  AS IT
                                        APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized persons should sign for corporations.

                                        Dated:___________________________, 1996


                                      ------------------------------------------
                                                        Signature


                                      ------------------------------------------
                                               Signature (if held jointly)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposals below:

I. ELECTION OF   |_| FOR electing the three          |_|  WITHHOLD AUTHORITY to
   TRUSTEES          nominees except as marked            vote for all nominees
                     to the contrary below                listed below

          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s),
                    DRAW A LINE THROUGH THAT NOMINEE'S NAME.

Nominees:
(A)  R. Jeremy Grantham       (B)  Harvey R. Margolis       (C)  Jay O. Light

PROPOSAL TO AMEND OR MAKE NON-FUNDAMENTAL THE        FOR      AGAINST    ABSTAIN
 FUNDAMENTAL INVESTMENT POLICY RELATING TO:

II.      INVESTMENT IN INVESTMENT COMPANIES         |_|         |_|        |_|

IV.      BORROWING MONEY                            |_|         |_|        |_|

V.       PLEDGING OR OTHERWISE ENCUMBERING ASSETS   |_|         |_|        |_|


THIS  PROXY IS  SOLICITED  ON  BEHALF  OF THE       PLEASE SIGN AND DATE THE
TRUSTEES  OF  THE  TRUST.   PLEASE  SIGN  THE      REVERSE SIDE OF THIS CARD.
REVERSE  SIDE OF THIS  CARD.  YOUR  SIGNATURE
ACKNOWLEDGES  RECEIPT  OF THE  NOTICE  OF THE
MEETING AND THE ACCOMPANYING PROXY STATEMENT.